Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
November 30, 2000



        Expected B Maturity                         09/16/2002


        Blended Coupon                               6.8785%



        Excess Protection Level
          3 Month Average  6.09%
          November, 2000  6.40%
          October, 2000  6.23%
          September, 2000  5.65%


        Cash Yield                                  19.74%


        Investor Charge Offs                        4.46%


        Base Rate                                   8.88%


        Over 30 Day Delinquency                     5.24%


        Seller's Interest                           11.84%


        Total Payment Rate                          13.77%


        Total Principal Balance                     $56,372,819,075.31


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $6,672,128,513.82